UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  June 1, 2009

SEARS OIL AND GAS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-151300	20-3455830
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

351-B Linden Street Ft. Collins, Colorado 80524 Registrant’s address

Registrant’s telephone number, including area code: (970) 224-1189

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

Sears Oil and Gas Corporation (the “Company”) was recently made aware that the incorporation date of the Company has been incorrectly stated as September 9, 2005 within its filings with the Securities and Exchange Commission (“SEC”).  It was further noted that this incorrect incorporation date was also disclosed within the Quarterly and Annual reports filed by the Company with the SEC.  The accurate incorporation date for the Company is October 18, 2005.   As soon as the Company became aware of this discrepancy it notified its auditors.  Because there has been minimal activity and no revenues it was determined that there was no material impact on the financial statement other than the incorrectly stated incorporation date.  The Company has filed the financial statements impacted by the incorporation date discrepancy as a part of this report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The follow financial statements are included herein:

First Quarter ended March 31, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Sears Oil and Gas Corporation (Registrant)
Date: June 2, 2009
	By:	/s/ William Sears
William Sears
Chief Executive Officer Chief Financial Officer

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SEARS OIL AND GAS CORPORATION
(A Development Stage Company)

FINANCIAL STATEMENTS

March 31, 2009 and December 31, 2008

C O N T E N T S

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Sears Oil & Gas Corp.
(A Development Stage Company)

We have reviewed the accompanying balance sheet of Sears Oil & Gas Corp. (A Development Stage Company) as of March 31, 2009, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the three-month periods ended March 31, 2009 and March 31, 2008, and from inception on October 18, 2005 through March 31, 2009. These interim financial statements are the responsibility of the Corporation’s management.

We conduct our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists of principally applying analytical procedures and making inquiries of persons responsible for the financials and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the balance sheet of Sears Oil & Gas Corp. (A Development Stage Company) as of December 31, 2008, and the related statements of operations, stockholders’ equity and cash flows for the year then ended (not presented herein); and in our report dated June 1, 2009, respectively, we expressed an unqualified opinion with a going concern paragraph on those financial statements.  In our opinion, the information set forth in the accompanying balance sheet as of December 31, 2008 is fairly stated, in all material respects, in relations to the balance sheet from which it has been derived.

/s/ Moore & Associates, Chartered

Moore & Associates, Chartered
Las Vegas, Nevada
June 1, 2009

6490 WEST DESERT INN RD, LAS VEGAS, NEVADA 89146 (702) 253-7499 Fax: (702)253-7501

SEARS OIL AND GAS CORPORATION
(A Development Stage Company)
Balance Sheets

ASSETS

	March 31,	December 31,
	2009	2008
	(unaudited)
CURRENT ASSETS

Cash	$6,432	$592

Total Current Assets	6,432	592

TOTAL ASSETS	$6,432	$592

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable related party	$15,000	$-

Total Current Liabilities	15,000	-

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock, $0.001 par value, 75,000,000
shares authorized, 36,200,000
shares outstanding	36,200	36,200
Additional paid-in capital	65,800	65,800
Deficit accumulated during the development stage	(110,568)	(101,408)

Total Stockholders' Equity (Deficit)	(8,568)	592
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$6,432	$592

SEARS OIL AND GAS CORPORATION
(A Development Stage Company)
Statements of Operations
(Unaudited)

			From Inception
			on October 18,
	For the Three Months		2005 Through
	Ended		March 31,
	2009	2008	2009

REVENUES	$-	$-	$-

OPERATING EXPENSES

General and administrative	9,160	13,580	110,568

Total Operating Expenses	9,160	13,580	110,568

LOSS FROM OPERATIONS	(9,160)	(13,580)	(110,568)

OTHER EXPENSES

Interest expense	-	-	-

LOSS BEFORE INCOME TAXES	(9,160)	(13,580)	(110,568)

Income Tax Expense	-	-	-

NET LOSS	$(9,160)	$(13,580)	$(110,568)

BASIC LOSS PER
COMMON SHARE	$(0.00)	$(0.00)

WEIGHTED AVERAGE
NUMBER OF COMMON
SHARES OUTSTANDING	36,200,000	33,100,000

SEARS OIL AND GAS CORPORATION
(A Development Stage Company)
Statements of Stockholders' Equity (Deficit)

				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-In	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity

Balance, October 18, 2005	-	$-	$-	$-	$-

Shares issued for services	30,000,000	30,000	10,000	-	40,000

Net loss since inception
through December 31, 2005	-	-	-	(543)	(543)

Balance, December 31, 2005	30,000,000	30,000	10,000	(543)	39,457

Net loss for the year
ended December 31, 2006	-	-	-	(39,186)	(39,186)

Balance, December 31, 2006	30,000,000	30,000	10,000	(39,729)	271

Common stock issued for
cash at $0.01 per share	1,200,000	1,200	10,800	-	12,000

Common stock issued for
services at $0.01 per share	5,000,000	5,000	45,000	-	50,000

Net loss for the year
ended December 31, 2007	-	-	-	(30,048)	(30,048)

Balance, December 31, 2007	36,200,000	36,200	65,800	(69,777)	32,223

Net loss for the year ended
December 31, 2008	-	-	-	(31,631)	(31,631)

Balance, December 31, 2008	36,200,000	36,200	65,800	(101,408)	592

Net loss for the three months ended
March 31, 2009 (unaudited)	-	-	-	(9,160)	(9,160)

Balance, March 31, 2009 (unaudited)	36,200,000	$36,200	$65,800	$(110,568)	$(8,568)

SEARS OIL AND GAS CORPORATION
(A Development Stage Company)
Statements of Cash Flows
(Unaudited)

			From Inception
			on October 18,
	For theThree Months Ended		2005 Through
	March 31,		March 31,
	2009	2008	2009

OPERATING ACTIVITIES

Net loss	$(9,160)	$(13,580)	$(110,568)
Adjustments to Reconcile Net Loss to Net
Cash Used by Operating Activities:
Common stock issued for services	-	-	52,000
Changes in operating assets and liabilities:
Changes in accounts payable	-	-	-

Net Cash Used in
Operating Activities	(9,160)	(13,580)	(58,568)

INVESTING ACTIVITIES	-	-	-

FINANCING ACTIVITIES

Increase in related party payable	15,000	-	15,000
Common stock issued for cash	-	-	50,000

Net Cash Provided by
Financing Activities	15,000	-	65,000

NET DECREASE IN CASH	5,840	(13,580)	6,432

CASH AT BEGINNING OF PERIOD	592	32,223	-

CASH AT END OF PERIOD	$6,432	$18,643	$6,432

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-	$-	$-
Income Taxes	$-	$-	$-

SEARS OIL & GAS, INC.
(A Development Stage Company)
Notes to the Financial Statements
March 31, 2009 and 2008

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at March 31, 2009 and for all periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2008 audited financial statements.  The results of operations for the period ended March 31, 2009 and 2008 are not necessarily indicative of the operating results for the full year.

NOTE 2 - GOING CONCERN

The Company’s financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has had no revenues and has generated losses from operations.

In order to continue as a going concern and achieve a profitable level of operations, the Company will need, among other things, additional capital resources and to develop a consistent source of revenues.  Management’s plans include of investing in and developing all types of businesses related to the entertainment industry.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described in the preceding paragraph and eventually attain profitable operations.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

SEARS OIL & GAS, INC.
(A Development Stage Company)
Notes to the Financial Statements
March 31, 2009 and 2008

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

         Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

         Recent Accounting Pronouncements

In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, “Earnings per Share.” FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on our consolidated financial position and results of operations if adopted.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60”. SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of  premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB’s amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.